Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Novex Systems International, Inc. ("the Company") on Form 10-QSB/A for the three month period ended August 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel W. Dowe, the Chief Executive Officer/President and Chief Financial Officer of the Company, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, certify that:

      (1)   The Report fully complies with the requirements of Section 13(a) and
            Section 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                          By: /s/ Daniel W. Dowe
                                              ----------------------------------
                                              Daniel W. Dowe
                                              Chief Executive Officer and
                                              Chief Financial Officer

                                          Date: December 22, 2003


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